                                                                 Exhibit 10(p)
                                                                 -------------
                               AMENDMENT NO. 1

          AMENDMENT NO. 1 (this "Agreement") dated as of November 21, 2000
                                 ---------
     among:

          SOLUTIA INC., a Delaware corporation (the "Company");
                                                     -------

          each of the lenders (the "Lenders") listed on the signature pages
                                    -------
     hereof; and

          CITIBANK, N.A., as administrative agent under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").
                         --------------------

          The Company, the Lenders, the Syndication Agent and the Administrative Agent are parties to an Amended and Restated Five Year Multi-Currency Credit Agreement dated as of November 23, 1999 (as from time to time amended, the "Credit Agreement"). The Company has requested the
                      ----------------
Lenders to amend the Credit Agreement in certain respects, and the Lenders are willing to so amend the Credit Agreement, all on the terms and conditions set forth herein. Accordingly, the parties hereto hereby agree as follows:

          Section 1. Definitions. Except as otherwise defined in this
                     -----------
Agreement, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2. Amendment of Adjusted EBITDA Definition. Subject to the
                     ---------------------------------------
Administrative Agent's receipt of this Agreement, duly executed by each of the Company, the Majority Lenders and the Administrative Agent, but effective as of the date hereof, the definition of "Adjusted EBITDA" in
Section 1.01 of the Credit Agreement is amended by restating the definition thereof to read in its entirety as follows:

          "Adjusted EBITDA" means, for any period, the sum, for the Company
           ---------------
     and its Consolidated Subsidiaries (determined on a Consolidated basis without duplication in accordance with GAAP), of the following: (a) net income (calculated before taxes, Interest Expense, extraordinary and unusual items and income or loss attributable to equity in Affiliates (other than Affiliates that are Specified Joint Ventures or Consolidated Subsidiaries)) for such period plus (b)depreciation and amortization (to the extent deducted in determining net income) for such period; provided that:

               (1) charges taken (including cash charges in an aggregate amount not exceeding $44,000,000) and reserves established by the Company and its Consolidated Subsidiaries in connection with (x) the Astaris LLC phosphate joint venture that the Company established with FMC Corporation during 2000, (y) acquisitions and
          (z) restructuring of existing operations (all on or prior to December 31, 2000) in an aggregate amount not exceeding $60,000,000 shall be added back to net income for such period (to the extent such charges and reserves were deducted in determining net income for such period); and

               (2) charges taken (including cash charges in an aggregate amount not exceeding $5,000,000) and reserves established by the Company and its Consolidated Subsidiaries in connection with the divestiture of the Solutia Acrilan business (all on or prior to December 31, 2001) in an aggregate amount not exceeding $35,000,000 shall be added


            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT) back to net income for such period (to the extent such charges and reserves were deducted in determining net income for such period).

          Section 3. Representations and Warranties. The Company hereby
                     ------------------------------
represents and warrants to the Administrative Agent and the Lenders that:

          (a) the representations and warranties contained in the Credit Agreement (except the Excluded Representations) are correct on and as of the date hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

          (b) no event has occurred and is continuing that constitutes a Default or an Event of Default.

          Section 4. Miscellaneous. Except as herein provided, the Credit
                     -------------
Agreement shall remain unchanged and in full force and effect. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

                   [remainder of page intentionally blank]


            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        SOLUTIA INC.



                                        By: /s/ Robert A. Clausen
                                           -------------------------------------
                                           Name:   Robert A. Clausen
                                           Title:  Senior Vice President
                                                   and Chief Financial Officer


                                        CITIBANK, N.A.,
                                           as Administrative Agent



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:





            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        SOLUTIA INC.



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        CITIBANK, N.A.,
                                           as Administrative Agent



                                        By: /s/ Eileen G. Ogimachi
                                           -------------------------------------
                                           Name:   EILEEN G. OGIMACHI
                                           Title:  Attorney-In-Fact





            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

  COMMITMENTS                               THE LENDERS
  -----------                               -----------
  $78,333,333.31                            CITIBANK, N.A.





                                            By: /s/ Eileen G. Ogimachi
                                               ---------------------------------
                                               Name:   EILEEN G. OGIMACHI
                                               Title:  ATTORNEY-IN-FACT


  $125,000,000.00                           BANK OF AMERICA, N.A.



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                              CHICAGO BRANCH



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            THE CHASE MANHATTAN BANK



                                            By: /s/
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            KBC BANK N.V.



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

  COMMITMENTS                               THE LENDERS
  -----------                               -----------
  $78,333,333.31                            CITIBANK, N.A.





                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $125,000,000.00                           BANK OF AMERICA, N.A.



                                            By: /s/ Donald J. Chin
                                               ---------------------------------
                                               Name:   DONALD J. CHIN
                                               Title:  MANAGING DIRECTOR


  $46,666,666.67                            THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                              CHICAGO BRANCH



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            THE CHASE MANHATTAN BANK



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            KBC BANK N.V.



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

  COMMITMENTS                               THE LENDERS
  -----------                               -----------
  $78,333,333.31                            CITIBANK, N.A.





                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $125,000,000.00                           BANK OF AMERICA, N.A.



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                              CHICAGO BRANCH



                                            By: /s/ Hisashi Miyashiro
                                               ---------------------------------
                                               Name:   HISASHI MIYASHIRO
                                               Title:  DEPUTY GENERAL MANAGER


  $46,666,666.67                            THE CHASE MANHATTAN BANK



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            KBC BANK N.V.



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

  COMMITMENTS                               THE LENDERS
  -----------                               -----------
  $78,333,333.31                            CITIBANK, N.A.





                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $125,000,000.00                           BANK OF AMERICA, N.A.



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                              CHICAGO BRANCH



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            THE CHASE MANHATTAN BANK



                                            By: /s/ Lawrence Palumbo, Jr.
                                               ---------------------------------
                                               Name:   LAWRENCE PALUMBO, JR.
                                               Title:  VICE PRESIDENT


  $46,666,666.67                            KBC BANK N.V.



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

  $46,666,666.67                            MORGAN GUARANTY TRUST COMPANY OF
                                              NEW YORK



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            THE NORTHERN TRUST COMPANY



                                            By: /s/ Ashish S. Bhagwat
                                               ---------------------------------
                                               Name:   ASHISH S. BHAGWAT
                                               Title:  SECOND VICE PRESIDENT


  $46,666,666.67                            ROYAL BANK OF CANADA



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            WACHOVIA BANK, N.A.



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $30,000,000.00                            BANKBOSTON



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

  $46,666,666.67                            MORGAN GUARANTY TRUST COMPANY OF
                                              NEW YORK



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            THE NORTHERN TRUST COMPANY



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            ROYAL BANK OF CANADA



                                            By: /s/ Don S. Bryson
                                               ---------------------------------
                                               Name:   DON S. BRYSON
                                               Title:  SENIOR MANAGER


  $46,666,666.67                            WACHOVIA BANK, N.A.



                                            By: /s/
                                               ---------------------------------
                                               Name:
                                               Title:


  $30,000,000.00                            BANKBOSTON



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

  $46,666,666.67                            MORGAN GUARANTY TRUST COMPANY OF
                                              NEW YORK



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            THE NORTHERN TRUST COMPANY



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            ROYAL BANK OF CANADA



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $46,666,666.67                            WACHOVIA BANK, N.A.



                                            By: /s/ Walter R. Gillikin
                                               ---------------------------------
                                               Name:   WALTER R. GILLIKIN
                                               Title:  SENIOR VICE PRESIDENT


  $30,000,000.00                            BANKBOSTON



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

  $30,000,000.00                           BANK ONE, N.A., (MAIN OFFICE CHICAGO)



                                           By: /s/ William J. Oleferchik
                                              ----------------------------------
                                              Name:  WILLIAM J. OLEFERCHIK
                                              Title: MANAGING DIRECTOR


  $30,000,000.00                           CREDIT AGRICOLE INDOSUEZ



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



  $30,000,000.00                           HSBC BANK USA



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


  $30,000,000.00                           MELLON BANK, N.A.



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


  $30,000,000.00                           MERCANTILE BANK NATIONAL ASSOCIATION



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

  $30,000,000.00                           BANK ONE, N.A., MAIN OFFICE CHICAGO



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


  $30,000,000.00                           CREDIT AGRICOLE INDOSUEZ



                                           By: /s/ Paul A. Dytrych
                                              ----------------------------------
                                              Name:  PAUL A. DYTRYCH
                                              Title: VICE PRESIDENT
                                                     SENIOR RELATIONSHIP MANAGER


                                           By: /s/ Richard A. Drennan
                                              ----------------------------------
                                              Name:  RICHARD A. DRENNAN
                                              Title: VICE PRESIDENT
                                                     SR. RELATIONSHIP MANAGER


  $30,000,000.00                           HSBC BANK USA



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


  $30,000,000.00                           MELLON BANK, N.A.



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


  $30,000,000.00                           MERCANTILE BANK NATIONAL ASSOCIATION



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

  $30,000,000.00                           BANK ONE, N.A., MAIN OFFICE CHICAGO



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


  $30,000,000.00                           CREDIT AGRICOLE INDOSUEZ



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



  $30,000,000.00                           HSBC BANK USA



                                           By: /s/ Christopher M. Samms
                                              ----------------------------------
                                              Name:  CHRISTOPHER M. SAMMS
                                              Title: OFFICER #9426, VP


  $30,000,000.00                           MELLON BANK, N.A.



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


  $30,000,000.00                           MERCANTILE BANK NATIONAL ASSOCIATION



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

  $30,000,000.00                           BANK ONE, N.A., MAIN OFFICE CHICAGO



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


  $30,000,000.00                           CREDIT AGRICOLE INDOSUEZ



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



  $30,000,000.00                           HSBC BANK USA



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


  $30,000,000.00                           MELLON BANK, N.A.



                                           By: /s/ Charles Frankenberry
                                              ----------------------------------
                                              Name:  Charles E. Frankenberry
                                              Title: Lending Officer


  $30,000,000.00                           MERCANTILE BANK NATIONAL ASSOCIATION



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

  $30,000,000.00                           BANK ONE, N.A., MAIN OFFICE CHICAGO



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


  $30,000,000.00                           CREDIT AGRICOLE INDOSUEZ



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



  $30,000,000.00                           HSBC BANK USA



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


  $30,000,000.00                           MELLON BANK, N.A.



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


  $30,000,000.00                           MERCANTILE BANK NATIONAL ASSOCIATION



                                           By: /s/ Gregory L. Dryden
                                              ----------------------------------
                                              Name:  GREGORY L. DRYDEN
                                              Title: VICE PRESIDENT


            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)

  $30,000,000.00                            THE SANWA BANK, LIMITED



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


  $30,000,000.00                            SOCIETE GENERALE



                                            By: /s/ Steven R. Fercho
                                               ---------------------------------
                                               Name:   STEVEN R. FERCHO
                                               Title:  DIRECTOR


  $30,000,000.00                            THE SUMITOMO BANK, LIMITED



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



            AMENDMENT NO. 1 (SOLUTIA FIVE YEAR CREDIT AGREEMENT)